METROPOLITAN WEST FUNDS

MetWest Flexible Income Fund (the “Fund”)

(I Share: MWFEX; M Share: MWFSX)

Supplement dated June 21, 2024 to the Prospectus

dated July 29, 2023, as supplemented

For current and prospective investors in the Fund:

Effective at the close of business on June 21, 2024, the Fund is closed to investors and all references to the Fund are hereby removed.

Please retain this Supplement for future reference.

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